CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.
SEVENTH AMENDMENT
This SEVENTH AMENDMENT (“Seventh Amendment”) is made and entered into on September 9, 2025 (“Seventh Amendment Effective Date”) by and between Daewoong Pharmaceutical Co., Ltd (“DAEWOONG”) and Evolus, Inc. (“EVOLUS”) and amends that certain License & Supply Agreement between the Parties dated September 30, 2013, as amended by that certain First Amendment dated February 26, 2014, that certain Second Amendment dated July 15, 2014, that certain Third Amendment dated March 23, 2021, that certain Fourth Amendment dated December 12, 2022, that certain 5th Amendment dated April 20, 2023, and that certain Sixth Amendment dated February 22, 2024 (collectively, the “Original Agreement”).
WHEREAS, DAEWOONG and EVOLUS desire to amend the Original Agreement as set forth herein.
NOW, THEREFORE, in consideration of the mutual promises hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereto agree as follows:
1.CAPITALIZED TERMS. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings assigned to them in the Original Agreement. All references to the term “Agreement” in the Original Agreement shall be deemed to include all of the terms and conditions of this Seventh Amendment.
2.AMENDMENT TO SECTION 14.4. Section 14.4 of the Original Agreement is hereby amended and restated in its entirety and replaced with the following.
“14.4 The Receiving Party shall keep Confidential Information belonging to the Disclosing Party in appropriately secure locations. Upon expiration or termination of this Agreement, the Receiving Party, upon the written request of the Disclosing Party, shall (i) promptly return to the Disclosing Party or destroy (with such destruction to be certified to the Disclosing Party in writing by an officer of the Receiving Party) all Confidential Information transferred or prepared by the Disclosing Party and all copies or reproductions of such documents; (ii) use its commercially reasonable efforts to delete all Confidential Information transferred or prepared by the Disclosing Party from any computer, word processor, disk or similar electronic device; and (iii) within ten (10) days of receipt of such written request from the Disclosing Party, certify to the Disclosing Party in writing its compliance with the foregoing.”

3.AMENDMENT TO SECTION 14. OBLIGATION OF CONFIDENTIALITY. Section 14 of the Original Agreement is hereby amended by adding a new Section 14.8 as follows:
“14.8 In the event that the export of National Core Technology is not approved by the government, both Parties agree [***]”

4.COUNTERPARTS. This Seventh Amendment may be executed in two (2) or more counterparts, each of which shall be deemed an original but all of which taken together shall constitute one and the same instrument. Signatures to this Seventh Amendment transmitted by facsimile, email, portable document format (.pdf) or by any other electronic means intended to preserve the original graphic and pictorial appearance of this Agreement shall have the same effect as the physical delivery of the paper document bearing original signatures.
5.NO OTHER AMENDMENTS. Except as herein set forth, the Original Agreement has not been modified and, as amended by this Seventh Amendment, remains in full force and effect. To the extent there are any inconsistencies or ambiguities between the specific subject matter of this Seventh Amendment and the Original Agreement, the terms of this Seventh Amendment shall supersede the Original Agreement.

IN WITNESS WHEREOF, the duly authorized representatives of the Parties have executed this Seventh Amendment effective as of the Seventh Amendment Effective Date.

DAEWOONG PHARMACEUTICAL CO., LTD	Evolus, Inc.
By: /s/Seongsoo Park Name: Seongsoo Park Title: CEO & President	By: /s/David Moatazedi Name: David Moatazedi Title: CEO